Subsequent events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent events

29    Subsequent events

On May 18, 2022, KludeIn I Acquisition Corp. (“KludeIn”), a Delaware corporation listed with NASDAQ in the United States, and Near Pte. Ltd. entered into an Agreement and Plan of Merger that will transform the Company into a publicly listed company. On February 13, 2023, a notice of effectiveness on Form S-4 was received from the Securities and Exchange Commission and KludeIn is expected to hold a special meeting on March 20, 2023 in lieu of the 2022 annual meeting of KludeIn stockholders (the “Special Meeting”) to consider matters relating to the consummation of the Business Combination.

Kludein I Acquisition Corp. [Member]
Subsequent Events [Abstract]
Subsequent events

NOTE 11 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the consolidated financial statements were issued. Based upon this review, except as identified below, the Company did not identify any subsequent events that would have required adjustment or disclosure in the consolidated financial statements.

At the special meeting of stockholders on January 6, 2023, stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Charter Amendment”) to extend the date by which the Company must consummate its initial business combination from January 11, 2023 to April 11, 2023 (or such earlier date as determined by the board of directors of the Company). In connection with the Second Extension, stockholders holding 9,786,530 Public Shares exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $101 million (approximately $10.32 per share), which included $1,190,676 of interest earned on the Trust Account which was not previously used to pay the Company’s tax obligations, was removed from the Trust Account to pay such holders. As described in Note 2, due to the Inflation Reduction Act, the 9,786,530 shares that were redeemed for an aggregate of $100,993,709 may be subject to the excise tax. Following these redemptions, the Company has 617,864 Public Shares outstanding.

On January 11, 2023, the Company liquidated the investments held in the trust account and instead hold the funds in the trust account in an interest bearing demand deposit account until the earlier of the consummation of our initial business combination or our liquidation.

On January 17, 2023, the Company entered into Amendment No. 3 to the Agreement and Plan of Merger, pursuant to which the minimum cash condition to Closing was revised such that, upon the Closing, the Company is required to have cash and cash equivalents, including funds remaining in the Trust Account (after giving effect to the payment of Public Stockholder redemptions) and the proceeds of any funded Transaction Financing, prior to the payment of the Company’s unpaid expenses and before repayment of any loans owed by the Company to its sponsor, at least equal to $95,000,000 less the aggregate amount of proceeds of any Permitted Equity Financing and any Permitted Debt of Near or any other Target Company that is available to any of them following the Closing or that previously has been drawn down by any of them prior to the Closing, including amounts in escrow that would be eligible to be requested following the Closing and amounts that may be requested following the Closing that are contingent upon the occurrence of specified events or the satisfaction of certain conditions precedent, whether or not such events actually occur or such conditions ultimately are satisfied.

On January 17, 2023, January 26, 2023 and February 3, 2023, the Company filed amendments to its Registration Statement on Form S-4. The Registration Statement was declared effective by the SEC on February 13, 2023.

Subsequent to December 31, 2022, the Sponsor advanced the Company $275,000.